Exhibit 99.1

Q4 2018 and Recent Highlights Conference Call 1

Forward - Looking Statements 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on these forward - looking statements. Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business, including the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins; rate of growth; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity; consumer demand conditions affecting customers’ end markets; the ability to hire, retain and motivate employees; the effects of competition, including price competition; technological, regulatory and legal developments; developments in the economy and financial markets and other risks detailed from time to time in Summit Wireless’ filings with the Securities and Exchange Commission.

Recent Highlights • Expanded Strategic Partnerships: THX & LG • Grew WiSA Association Membership • Grew to 66 brand members, or an increase of 83% in the last twelve months • 38% growth since January 1, 2019 - adding 18 new member brands in Q1 2019 • Conducting Product Rollout • Harman Citation • Klipsch® Reference Wireless speakers • 10 - 13 projects scheduled for shipping in Q2/Q3 • Appointed VP of worldwide sales 3

Expanding Membership Membership Includes More than 60 Top Consumer Electronic Brands 4

THX + Summit / WiSA Partnership • THX and Summit to co - design transport and receive modules • THX tunes WiSA module and system for optimal consumer playback • Target customers are Gamers and Esports viewers • Joint sales, marketing and branding 5

Market for Gamers = Need for Speakers 6 • 2.6B gamers worldwide * • $137.9B in global game sales * • $40B spent on gaming hardware** 6

Esports Viewership Exploding 7

Esports Viewership Overtaking Sports 8 98M viewers 2019 Super Bowl 2019 League of Legends World Championships 200M viewers

Viewing Parties Require Immersive Sound 9

1 2 3 TV recognizes USB WiSA “Ready” Transmitter WiSA loudspeakers found and assigned or reassigned WiSA Logo every time consumer changes volume Wireless loudspeakers connected in 2 - 3 seconds Partnership 10

Go - to - Market Opportunity 11 0 2 4 6 8 10 12 14 16 18 20 2019 2020 2021 3.6 7 10 Estimated Demand for LG TVs ( Volume in Millions ) LG OLED TV LG NANO CELL TV WiSA Ready Speakers Harman Citation 5.1 Enclave CineHome System Audio Silverback Axiim Link

Harman’s Citation Wireless Sound Solution 12 • Launched Q4 in Europe, Q1 in China, and now available in the US

• Premium solution • Per speaker volume adjust • Global 10 band EQ and per speaker EQ • Bass management • Firmware update via mobile app • Mobile app for iOS and Android • Xbox Certified Axiim Link and Xbox Xbox One X Axiim Link 13

Addressable Market of a WiSA “Ready” Product External audio system attach rates: TVs, Game Consoles 25% - 35% 14 *Key Assumptions Total Unit Volume (TV or Game Consoles) 1,000,000 External Audio Systems Attached %* 25% External Audio Systems Sold 250,000 WiSA Attach Rate of Audio Systems* 20% WiSA 5.1 Audio Systems 50,000 WiSA Modules per 5.1 Audio System* 7 Total Number of Modules 350,000 Price per Module* $10 Potential Revenue $3,500,000

WiSA Products Slated for 2019

Harmon → 3 projects
Enclave → 3 projects

Family Entertainment


65" LG OLED TV
Harman Citation 5.1

Gaming


msi
Gaming PC
Axiim Link
Xbox One X

Home Theater


Axiim Q UHD AVR
Almando AVR
Primare AVR
Platin Atmos Soundbar
Klipsch Reference
Enclave CineHome
Axiim WM
System Audio Silverback
Golden Ear DA3
EC Tana

SUMMIT WiSA 15

Expectations Q1 2019 Revenue Expectations • $400K - $500K Q1 expected revenue* • Avg. 2018 Quarterly revenue was $343K 16 2019 Goals • 10 to 13 projects** launched in Q2 & Q3 • First IP customer engagement • Estimate $3M to $5M revenue in second half 2019 * Revenue recorded upon shipment of enabled products ** Projects are line items for specific brands